Exhibit 32.3

CERTIFICATION BY THE PRINCIPAL ADMINISTRATIVE OFFICER OF
THE MIDDLEBY CORPORATION
PURSUANT TO RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

This certification is being furnished pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, David B. Baker, Vice President, Chief Administrative Officer and Secretary (principal administrative officer) of The Middleby Corporation (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended October 2, 2004 of the Registrant (the “Report”), that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.

Date: November 16, 2004	By:	/s/ David B. Baker

David B. Baker